                                                                   Exhibit 99.1

                              LETTER OF TRANSMITTAL
                               BIRCH TELECOM, INC.
                                OFFER TO EXCHANGE
           $115,000,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2008
               WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                           FOR ANY AND ALL OUTSTANDING
           $115,000,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2008
                 PURSUANT TO THE PROSPECTUS, DATED _______, 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 1998 (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

                  If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to:

                By Registered or Certified Mail:                                          In Person:
                     Norwest Bank Minnesota,                                         Northstar East Bldg.
                      National Association                                      608 2nd Avenue S., 12th Floor
                   Corporate Trust Operations                                      Corporate Trust Services
                          P.O. Box 1517                                           Minneapolis, MN 55479-0113
                   Minneapolis, MN 55480-1517

                  By Hand or Overnight Carrier:                         By Facsimile (for Eligible Institutions only):
                     Norwest Bank Minnesota,                                            (612) 667-4927
                      National Association
                   Corporate Trust Operations
                         Norwest Center                                          Confirm Receipt of Notice of
                       Sixth and Marquette                                    Guaranteed Delivery by Telephone:
                   Minneapolis, MN 55479-0113                                           (612) 667-9764

                  Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

                  The undersigned hereby acknowledges receipt of the Prospectus dated _______, 1998 (the "Prospectus") of Birch Telecom, Inc., a company incorporated under the laws of the state of Delaware (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount (or fraction thereof) of a new series of 14% Senior Notes due 2008 (the "New Notes") for each $1,000 principal amount (or fraction thereof) of its outstanding 14% Senior Notes due 2008 (the "Old Notes"). The New Notes and the Old Notes are collectively referred to as the "Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                  THE REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 333-62797) OF WHICH THE PROSPECTUS IS A PART WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION ON _______, 1998.

                  Either this Letter of Transmittal or an Agent's Message (as defined) is to be completed by a holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes) in order to tender Old Notes. All deliveries of Old Notes must be made either by (i) endorsement and delivery of Definitive Registered Notes or (ii) by book-entry transfer of Book-Entry Interests to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures For Tendering Book." Holders of Old Notes who are unable to deliver (i) endorsed Definitive Registered Notes, (ii) confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") or (iii) in either case all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

                  The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                  List below the Old Notes to which this Letter relates. If the space provided is inadequate, the principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------
                                                       BOX 1
                                         DESCRIPTION OF OLD NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF
             HOLDER(S) OF OLD NOTES,               AGGREGATE PRINCIPAL AMOUNT OF    PRINCIPAL AMOUNT OF OLD NOTES
            (PLEASE FILL IN, IF BLANK)             OLD NOTES                        TENDERED*
                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------
                                                   TOTAL
-----------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated in this column, ALL of the Old Notes indicated in the preceding column of this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

[  ]     CHECK HERE IF DEFINITIVE REGISTERED NOTES ARE BEING DELIVERED WITH THIS
         LETTER OF TRANSMITTAL AND COMPLETE THE FOLLOWING:


               Name(s) of Holder(s)
                                    --------------------------------------------

               Certificate Number(s)
                                    --------------------------------------------

[  ]     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:


               Name of Tendering Institution
                                             -----------------------------------

               The Depository Trust Company Account Number ____ Transaction Code Number ____

                  By crediting the Old Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[  ]     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


               Name(s) of Holder(s)
                                    --------------------------------------------

               Name of Institution that guaranteed delivery
                                                            --------------------

         If Definitive Registered Notes are being tendered:

                  Name of Holder(s)
                                    --------------------------------------------
                  Certificate number
                                     -------------------------------------------

                  If Book-Entry Interests are being tendered:

                  The Depository Trust Company: Account Number
                                                               -----------------
                                                  Transaction Code Number
                                                                          ------

[  ]     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
         COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
         THERETO:


               Name
                     -----------------------------------------------------------

               Address
                       ---------------------------------------------------------

                  You are entitled to as many copies as you may reasonably request and if you need more than 10 copies, please so indicate by a notation below.


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Birch Telecom, Inc.
1004 Baltimore Ave., Suite 900
Kansas City, Missouri 64105
Attention:  Gregory C. Lawhon, Esq.

Norwest Bank Minnesota, National Association
Corporate Trust Operations
P.O. Box 1517
Minneapolis, MN  55480-1517

         Re:  Tender of Old Notes for New Notes

Ladies and Gentlemen:


               Upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to Birch Telecom, Inc. the principal amount of Old Notes indicated in Box 1 above (the "Tendered Notes"). Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, Birch Telecom, Inc., all right, title, and interest in, to and under the Tendered Notes. Each DTC participant transmitting by means of DTC a computer-generated message forming part of a Book-Entry Confirmation, on behalf of itself and the beneficial owner of the Old Notes tendered thereby, acknowledges receipt of the Prospectus and this Letter of Transmittal and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal.

               The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each beneficial owner of Old Notes tendered by the undersigned will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

               The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

               The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in certain no-action letters to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer, as set forth below, or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. By tendering, each holder of Old Notes represents to the Company that (i) the New Notes or Book-Entry Interests therein to be acquired by such holder and any beneficial owner(s) of such Old Notes or interests therein ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by such holder and any Beneficial Owner(s) in the ordinary course of business of the holder and any Beneficial Owner(s), (ii) the holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) if the holder is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules
260.102.10 and 260.105.14 of the California Blue Sky Regulations, (iv) if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section
102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985, (v) the holder and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (vi) the holder and each Beneficial Owner understands that a secondary resale transaction described in clause (v) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vii) neither the holder nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (vii) above. By tendering, each holder of Old Notes that is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account pursuant to the Exchange Offer, represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               The undersigned understands that tenders of Old Notes pursuant to the procedures described under the captions "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

               The undersigned acknowledges and understands that New Notes will be issued in exchange for Tendered Notes (i) as Definitive Registered Notes registered in the name(s) of the undersigned and sent to the address(es) shown above in Box 1 or, if applicable, Box 2 if Definitive Registered Notes were tendered or (ii) as Book-Entry Interests delivered by book-entry transfer to the account of the undersigned shown above under Box 1 or, if applicable, Box 2 if Book-Entry Interests were tendered.

               Unless otherwise indicated in Box 2 below, please deliver New Notes as specified in Box 1.

               The undersigned, by completing Box 1 above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such Box above.


                                      BOX 2
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if the New Notes exchanged for Old Notes and/or if untendered Old Notes or Old Notes that are not accepted for exchange are to be delivered to someone other than the undersigned, or to the undersigned at an address or an account maintained at DTC other than that shown above under Box 1.

Please issue New Notes and/or any unexchanged or unaccepted Old Notes to:

Names(s):

--------------------------------------------------------------------------------
(please type or print)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(include Zip Code)

Tax Identification or
Social Security No.:

[  ]     Credit Book-Entry Interests in New Notes and/or unexchanged or unaccepted Old Notes to the DTC account set forth below:

         -----------------------------------------------------------------------

                                      BOX 3
                           USE OF GUARANTEED DELIVERY

[  ]     CHECK HERE ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF
         GUARANTEED DELIVERY. See Instruction 2. If this box is checked, please provide the following information:

Name(s) of Holder(s):
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Name of Institution which Guaranteed Delivery:
                                               ---------------------------------

                  IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, AS APPLICABLE) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OR PRIOR TO THE EXPIRATION DATE.

                           PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                      BOX 4
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)


X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
  (Signature of Owner)

The above lines must be signed by the person in whose name such Old Notes are
(i) registered in the case of Definitive Registered Notes being tendered or (ii) registered on the security position listing maintained by DTC or, in each case, by any person(s) authorized to become holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Street Address:
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------
                (include Zip Code)

Area Code and Telephone Number:
                                ------------------------------------------------

Tax Identification or Social Security Number:
                                              ----------------------------------

Signature Guarantee
(If required by Instruction 5)
Authorized Signature
X
  ------------------------------------------------------------------------------

Name:
      --------------------------------------------------------------------------
      (please print)

Title:
       -------------------------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------
                (Must be an Eligible Institution as defined in Instruction 2)

Address:
         -----------------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
               (include Zip Code)

Area Code and Telephone Number:
                                ------------------------------------------------

Date:
      --------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER


         1.       Delivery of the Old Notes and this Letter of Transmittal.

                  (A) If the holder is tendering Definitive Registered Notes, such holder must deliver (i) the certificate(s) representing the Old Notes tendered, (ii) a properly completed and duly executed copy of this Letter of Transmittal and (iii) any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

                  (B) If the holder is tendering Book-Entry Interests, such holder must (i) utilize DTC's ATOP system to tender such holder's Book-Entry Interests to an account established at DTC by the Exchange Agent, (ii) make the Agent's Message and cause a Book-Entry Confirmation to be issued to the Exchange Agent or deliver a properly completed and duly executed copy of this Letter of Transmittal and (iii) deliver any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its DTC account or address set forth herein prior to the Expiration Date.

                  The method of delivery of certificates for Old Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. In no event should any Old Notes or documentation be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the Expiration Date.


         2. Guaranteed Delivery Procedures. Holders, who wish to tender their Old Notes but who cannot deliver their Old Notes, Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 3 (if this Letter of Transmittal is being delivered). Pursuant to such procedures:
(i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, in the case of Definitive Registered Notes, the certificate number or numbers of the Tendered Notes, and, in each case, the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the Expiration Date, either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message, together with the Tendered Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such Agent's Message or Letter of Transmittal, such properly completed and executed documents required by this Letter of Transmittal and such Tendered Notes in proper form for transfer must be received by the Exchange Agent within five NYSE trading days after the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

         3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Definitive Registered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) or who is a DTC participant who owns a Book-Entry Interest in the Old Notes through a security position maintained by DTC may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the registered holder or who is not a DTC participant who has a security position in the Old Notes maintained by DTC in its name must arrange promptly with the registered holder or a DTC participant, as the case may be, to execute and deliver this Letter of Transmittal or an Agent's Message on his or her behalf through the execution and delivery to the registered holder or DTC participant of the "Instructions to Registered Holder or DTC Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

         4. Partial Tenders. If less than the entire number of Old Notes are tendered, the tendering holder should fill in the number of Old Notes tendered in the column labeled "Principal Amount of Old Notes Tendered" of Box 1 above. The entire number of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of all Old Notes indicated in Box 1 above is not tendered, Old Notes in a principal amount equal to Old Notes not tendered as well as New Notes exchanged for any Old Notes tendered will be delivered to the address or account, as applicable, indicated in Box 1, unless a different address or account, as applicable, is provided in Box 2 of this Letter of Transmittal.

         5. Signatures on the Letter of Transmittal; Endorsements; Guarantee Of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes (in the case of Definitive Registered Notes), the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by the DTC participant whose name appears on a security position maintained by DTC (in the case of Book-Entry Interests), the signature must correspond exactly with such participant's name as it appears on a security position maintained by DTC listing such participant as the owner of the Old Notes, without any change whatsoever.

                  If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Notes are held.

                  When this Letter of Transmittal is signed by the holders of the Old Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued, or any untendered or unaccepted Old Notes are to be reissued, to a person other than the holder, then separate bond powers are required. Signatures on such bond powers must be guaranteed by an Eligible Institution.

                  If this Letter of Transmittal or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

                  Signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if: (i) this Letter of Transmittal is signed by the registered holder of Definitive Registered Notes tendered hereby, (ii) this Letter of Transmittal is signed by any participant in DTC whose name appears on a security position listing maintained by DTC as the owner of the Old Notes tendered and such person has not completed Box 2 of this Letter of Transmittal or (iii) the Old Notes are tendered for the account of an Eligible Institution.

         6. Special Delivery Instructions. Tendering holders of Old Notes should indicate in Box 2 (i) the name and address to which Definitive Registered Notes representing New Notes and/or substitute Definitive Registered Notes representing Old Notes in a principal amount equal to the Old Notes not tendered or not accepted for exchange are to be sent or (ii) the DTC account to which Book-Entry Interests in the New Notes issued pursuant to the Exchange Offer and/or substitute Book-Entry Interests in the Old Notes not tendered or not accepted for exchange are to be issued, in each case only if the recipient of such New Notes or substitute Old Notes is different from the person signing this Letter of Transmittal. The employer identification number or social security number of the person named must also be indicated. If no such instructions are given, such New Notes and/or Old Notes not tendered or not accepted for exchange will be credited to the registered holder or DTC account of the person signing this Letter of Transmittal.

         7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

         8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

         9. Waiver of Conditions. The Company reserves the absolute right to amend, waive, or modify specified conditions of the Exchange Offer as enumerated in the Prospectus in the case of any Tendered Notes.

         10. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

         11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

         12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

         13. Acceptance of Tendered Notes and Issuance of New Notes; Return Old Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice thereof (such oral notice being promptly confirmed in writing) to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address or DTC account shown above or at a different address or DTC account as may be indicated herein under Box 2.

         14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

         15. Incorporation of Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP procedures by any DTC participant on behalf of itself and the beneficial owners of any Book-Entry Interests representing Old Notes so tendered.

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            14% SENIOR NOTES DUE 2008
                                       OF
                               BIRCH TELECOM, INC.

         As set forth in the Prospectus dated _______________, 1998 (the "Prospectus") of Birch Telecom, Inc. (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's Exchange Offer (the "Exchange Offer") to exchange new 14% Senior Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding 14% Senior Notes due 2008 (the "Old Notes") IF the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or Definitive Registered Notes cannot be delivered or the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City Time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1998 (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").


                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

To: Norwest Bank Minnesota, National Association, as Exchange Agent

                By Registered or Certified Mail:                                          In Person:
                     Norwest Bank Minnesota,                                         Northstar East Bldg.
                      National Association                                      608 2nd Avenue S., 12th Floor
                   Corporate Trust Operations                                      Corporate Trust Services
                          P.O. Box 1517                                           Minneapolis, MN 55479-0113
                   Minneapolis, MN 55480-1517

                  By Hand or Overnight Carrier:                         By Facsimile (for Eligible Institutions only):
                     Norwest Bank Minnesota,                                            (612) 667-4927
                      National Association
                   Corporate Trust Operations
                         Norwest Center                                          Confirm Receipt of Notice of
                       Sixth and Marquette                                    Guaranteed Delivery by Telephone:
                   Minneapolis, MN 55479-0113                                           (612) 667-9764


         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.


         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.


         The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being purchased thereunder or as otherwise provided in the Prospectus.


         All authority thereto conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


         The undersigned hereby tenders the Old Notes listed below:

--------------------------------------------------------------------------------------------------------------------
            Aggregate Principal Amount of Old Notes                 Principal Amount of Old Notes Tendered
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

             NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW


                                                     SIGN HERE

Name(s) of Holder(s):
                                ------------------------------------------------
Address(es):
                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------
Telephone Number:
                                ------------------------------------------------

Signature(s):
                                ------------------------------------------------

                                ------------------------------------------------
Date:
                                ------------------------------------------------
DTC Account Number (if applicable):
                                   ---------------------------------------------

         This Notice of Guaranteed Delivery must be signed by (i) the Holder(s) of Old Notes exactly as its/their name(s) appear on Definitive Registered Notes,
(ii) the Holder(s) of Old Notes exactly as its/their name(s) appear on a security position listing maintained by DTC as the owner of Old Notes or (iii) by person(s) authorized to become Holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                  Please print name(s) and address(es) of person signing above

Name(s):
                   -------------------------------------------------------------

                   -------------------------------------------------------------
Capacity:
                   -------------------------------------------------------------

Address(es):
                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 14e-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of the Letter of Transmittal (or facsimile thereof), either Definitive Registered Notes in proper form for transfer or a confirmation of the book-entry transfer of Book-Entry Interests representing such Old Notes into the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, and delivery of either a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other documents required by the Letter of Transmittal or an Agent's Message, will be received by the Exchange Agent by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day after the Expiration Date.


         THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH THEREIN AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.



                                 SIGN HERE

             Name of firm:
                                        -------------------------------

             Authorized Signature:
                                        -------------------------------

             Name (please print):
                                        -------------------------------

             Address:
                                        -------------------------------

                                        -------------------------------

                                        -------------------------------
             Telephone Number:
                                        -------------------------------
             Date:
                                        -------------------------------

DO NOT SEND ANY DEFINITIVE REGISTERED NOTES WITH THIS FORM. ACTUAL SURRENDER OF DEFINITIVE REGISTERED NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes to be tendered (in the case of Definitive Registered Notes), the signature must correspond with the name(s) as written on the face of such Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by the DTC participant whose name appears on a security position maintained by DTC (in the case of Book-Entry Interests), the signature must correspond exactly with such participant's name as it appears on a security position maintained by DTC listing such participant as the owner of the Old Notes, without any change whatsoever.

         If any of the Old Notes to be tendered are owned of record by two or more joint owners, all such owners must sign this Notice of Guaranteed Delivery. If any Old Notes to be tendered are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Notice of Guaranteed Delivery documents as there are names in which Old Notes to be tendered are held.

         If this Notice of Guaranteed Delivery or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Notice of Guaranteed Delivery.

         3. Requests for Assistance of Additional Copies. Questions and requests for assistance and requests for additional copies of the prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders also may contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                LETTER TO REGISTERED HOLDERS AND DTC PARTICIPANTS
                         REGARDING THE OFFER TO EXCHANGE
           $115,000,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2008
                           FOR ANY AND ALL OUTSTANDING
           $115,000,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2008
                                       OF
                               BIRCH TELECOM, INC.

To Registered Holders and The Depository Trust Company Participants:

                  We are enclosing herewith the materials listed below relating to the offer by Birch Telecom, Inc. (the "Company") to exchange its new 14% Senior Notes due 2008 (the "New Notes"), pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 14% Senior Notes due 2008 (the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated _______________, 1998, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

                  Enclosed herewith are copies of the following documents:

         1.       Prospectus dated _______________, 1998;

         2.       Letter of Transmittal;

         3.       Notice of Guaranteed Delivery;

         4. Instruction to Registered Holder or DTC Participant from Beneficial Owner; and

         5. Letter which may be sent to your clients for whose account you hold Definitive Registered Notes or Book-Entry Interests representing Old Notes in your name or in the name of your nominee, to accompany the instruction form referred to above, for obtaining such client's instruction with regard to the Exchange Offer.

                  WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1998, UNLESS EXTENDED.

                  The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

               To participate in the Exchange Offer, a beneficial holder must either (i) cause to be delivered to State Street Bank and Trust Company (the "Exchange Agent") at the address set forth in the Letter of Transmittal Definitive Registered Notes in proper form for transfer together with a properly executed Letter of Transmittal or (ii) cause a DTC Participant to tender such holder's Old Notes to the Exchange Agent's account maintained at the Depository Trust Company ("DTC") for the benefit of the Exchange Agent through DTC's Automated Tender Offer Program ("ATOP"), including transmission of a computer-generated message that acknowledges and agrees to be bound by the terms of the Letter of Transmittal. By complying with DTC's ATOP procedures with respect to the Exchange Offer, the DTC Participant confirms on behalf of itself and the beneficial owners of tendered Old Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Exchange Agent.

                  Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Company that: (i) the New Notes or Book-Entry Interests therein to be acquired by such holder and any beneficial owner(s) of such Old Notes or interests therein ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by such holder and any Beneficial Owner(s) in the ordinary course of business of the holder and any Beneficial Owner(s),
(ii) the holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) if the holder or Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations, (iv) if the holder or Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985, (v) the holder and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (vi) the holder and each Beneficial Owner understand that a secondary resale transaction described in clause (v) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vii) neither the holder nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (vii) above. If the tendering holder of Old Notes is a broker-dealer (whether or not it is also an "affiliate") or any Beneficial Owner(s) that will receive New Notes for its own or their account pursuant to the Exchange Offer, the tendering holder will represent on behalf of itself and the Beneficial Owner(s) that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities, and acknowledge on its own behalf and on the behalf of such Beneficial Owner(s) that it or they will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such tendering holder will not be deemed to admit that it or any Beneficial Owner is an "underwriter" within the meaning of the Securities Act.

                  The enclosed "Instruction to Registered Holder or DTC Participant from Beneficial Owner" form contains an authorization by the beneficial owners of Old Notes for you to make the foregoing representations.

                  The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

                  Additional copies of the enclosed material may be obtained from Norwest Bank Minnesota, National Association.

                                           Very truly yours,


                                           BIRCH TELECOM, INC.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF BIRCH TELECOM, INC. OR NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

               INSTRUCTION TO REGISTERED HOLDER OR DTC PARTICIPANT
                              FROM BENEFICIAL OWNER
                                       FOR
                            14% SENIOR NOTES DUE 2008
                                       OF
                               BIRCH TELECOM, INC.

                  The undersigned hereby acknowledges receipt of the Prospectus dated _______________, 1998 (the "Prospectus"), of Birch Telecom, Inc., a company incorporated under the laws of Delaware (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus and the Letter of Transmittal.

                  This will instruct you as to the action to be taken by you relating to the Exchange Offer with respect to the 14% Senior Notes due 2008 (the "Old Notes") held by you for the account of the undersigned.

                  The principal amount of the Old Notes held by you for the account of the undersigned is (fill in amount): $_____________ principal amount of Old Notes.

                  With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [  ]     To TENDER the following principal amount of Old Notes held by you for the account of the undersigned (insert amount of Old Notes to be tendered, if any):

                  $_____________ principal amount of Old Notes.

         [  ]     NOT to TENDER any Old Notes held by you for the account of the undersigned.

                  If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized:

                  (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the New Notes or Book-Entry Interests therein to be acquired by the undersigned (the "Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned, (ii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes,
         (iii) if the undersigned is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations, (iv) if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985, (v) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New

         Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (vi) the undersigned understands that a secondary resale transaction described in clause (v) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vii) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (vii) above. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account pursuant to the Exchange Offer, the undersigned represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that is and "underwriter" within the meaning of the Securities Act;

                  (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and


                  (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.


                                                     SIGN HERE

Name of Beneficial Owner(s):
                              --------------------------------------------------

Signature(s):
                              --------------------------------------------------

Name(s) (please print):
                              --------------------------------------------------

Address:
                              --------------------------------------------------

                              --------------------------------------------------
Telephone Number:
                              --------------------------------------------------
Taxpayer Identification or Social Security Number:
                                                   -----------------------------
Date:
                              --------------------------------------------------

                                LETTER TO CLIENTS
                         REGARDING THE OFFER TO EXCHANGE
           $115,000,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2008
                           FOR ANY AND ALL OUTSTANDING
           $115,000,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2008
                                       OF
                               BIRCH TELECOM, INC.

To Our Clients:

                  We are enclosing herewith a Prospectus, dated _______________, 1998, of Birch Telecom, Inc. (the "Company") and a related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Company to exchange its new 14% Senior Notes due 2008 (the "New Notes"), pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 14% Senior Notes due 2008 (the "Old Notes") upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

                  PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 1998, UNLESS EXTENDED.

                  The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

                  We are the Registered Holder or DTC participant through which you hold an interest in the Old Notes. A tender of such Old Notes can be made only by us pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender your beneficial ownership of Old Notes held by us for your account.

                  We request instructions as to whether you wish to tender any or all of your Old Notes held by us for your account pursuant to the terms and subject to the conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal that are to be made with respect to you as beneficial owner.

                  Pursuant to the Letter of Transmittal, each holder of Old Notes must make certain representations and warranties that are set forth in the Letter of Transmittal and in the attached form that we have provided to you for your instructions regarding what action we should take in the Exchange Offer with respect to your interest in the Old Notes.